Exhibit 10.9

STANDARD OFFICE LEASE – GROSS

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. Basic Lease Provisions (“Basic Lease Provisions”)

1.1 Parties: This Lease, dated, for reference purpose only. December 20, 2000, is made by and between H & G Selvin Properties, LTD., L.P., (herein called “Lessor”) and T Com Communications, Inc., doing business under the name of T Com Communications, Inc., (herein called “Lessee”)

1.2 Premises: Suite Numbers(s) 101 and 104 floors, consisting of approximately 8394 rentable S.F feet, more or less, as defined in paragraph 2 and as shown on Exhibit “A” hereto (the “Premises”).

1.3 Building: Commonly described as being located at 2393 Townsgate Road. in the City of Westlake Village. County of Ventura. State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

1.4 Use: Sales, administrative and engineering offices, and any other legally permitted use., subject to paragraph 6.

1.5 Term: Three (3) years commencing See Exhibit F (“Commencement Date”) and ending Thirty-six (36) months following commencement date., as defined in paragraph 3.

1.6 Base Rent: $2.10 psf. or $17,627.40 per month per month, payable on the First day of each month, per paragraph 4.1

1.7 Base Rent Increase: On the first day of the thirteenth month and annually the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below . thereafter, the base rent shall be increased at a fixed rate of four percent (4%) per annum.

1.8 Rent Paid Upon Execution for Tenant Shall pay two (2) months of Base Rent as stated in Para. 1.6. **

1.9 Security Deposit: Six Months (6) $ 105,764.40 (6 @ $17,627.40)

1.10 Lessee’s Share of Operating Expense Increase: 35.20% % as defined in paragraph 4.2.

2. Premises, Parking and Common Areas.

2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the “Building” identified in paragraph 1.3 of the Basic Lease Provisions “Building” shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the “Office Building Project” Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the “Premises”, including rights to the Common Areas as hereinafter specified.

2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time. Lessee shall be entitled to [REMOVED] and use 4 per 1000 parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee. S.F. of premises leased.

2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice. In addition to such other rights and remedies that it may have to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

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~~2.2.2 The monthly parking rate per parking space will be $      per month at the commencement of the term of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.~~

2.3 Common Areas – Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor. Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

2.4 Common Areas – Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

2.5 Common Areas – Changes. Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways, provided, however, Lessor shall at all times provide the parking facilities required by applicable law.

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available.

(c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

(d) To add additional buildings and improvements to the Common Areas;

(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof.

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. Term.

3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions

3.2 Delay In Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case. Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said

**	To be applied to the first two months of Base Rent, upon Lease Commencement as stated in Exhibit F ($ 35,254.80)

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Commencement Date, as the same may be extended under the terms of e Work Letter executed by Lessor and Lessee, Lessee may, at Lessee’s option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder provided, however, that, as to Lessee’s obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor’s obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice Lessee is not received by Lessor within said ten (10) day period, Lessee’s right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.2.1 Possession Tendered – Defined. Possession of the Premises shall be deemed tendered to Lessee (“Tender of Possession”) when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Leases has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1

3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee’s right to cancel this Lease accrues under paragraph 3.2, shall be deemed extend to the extent of any delays caused by acts or omissions of Lessee, Lessee’s agents, employees and contractors.

3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. Rent.

4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee’s Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the “Operating Expense Increase”, in accordance with the following provisions:

(a) “Lessee’s Share” is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

(b) “Base Year” is defined as the calendar year in which the Lease term commences.

(c) “Comparison Year” is defined as each calendar year during the term of this Lease subsequent to the Base Year, provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee’s Share, notwithstanding they occur during the first twelve (12) months). Lessee’s Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

(d) “Operating Expense” is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

(i)The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

(aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

(ii) Trash disposal, janitorial and security services;

(iii) Any other service to be provided by Lessor that is elsewhere in this Lease Stated to be an “Operating Expense”;

(iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

(v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

(vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

(vii) Labor, salaries, and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

(viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal Income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor’s accountants);

(ix) Replacement of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

(e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d) (viii), in which case their cost shall be included as above provided.

(f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

(g) Lessee’s Share of Operating Expense increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor’s option, however, an amount may be estimated by Lessor from time to time in advance of Lessee’s Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor’s estimate of Lessee’s Share of Operating Expense increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee’s Share of the actual Operating Expense increase incurred during such year. If Lessee’s payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee’s Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee’s Share of Operating Expense Increase next falling due. If Lessee’s payments under this paragraph during said Comparison Year were less than Lessee’s Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

4.3 Rent Increase. Per Section 1.7

~~4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any, in the Consumer Price index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967=100), “All items,” for the city nearest the location of the Building, herein referred to as “C.P.I.,” since the date of this Lease.~~

~~4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I for the calendar month in which the original lease form commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.~~

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~~4.3.3 In the event the compilation and/or publication of the C.P.I shall be transferred to any other government department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the country in which the Premises are located, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of sale Arbitrators shall be paid equally by Lessor and Lessee.~~

~~4.3.4 Lessee shall continue to pay the rent at the rate previously in affect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any date of any rental instalments then due. Thereafter the rental shall be paid at the increased rate.~~

~~4.3.5 At such time as the amount of any change in the rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.~~

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee’s faithful performance of Lessee’s obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of the Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee’s default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee’s obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor’s option, to the last assignee, if any, of Lessee’s interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use.

6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

6.2 Compliance with Law.

(a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, the it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor’s sole cost and expense, rectify any such violation.

(b) Except as provided in paragraph 6.2(e) Lessee shall, at Lessee’s expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

6.3 Condition of Premises.

(a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor’s sole cost, rectify such violation.

(b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Buildings Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor’s agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee’s business.

7. Maintenance, Repairs, Alterations and Common Area Services.

7.1 Lessor’s Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair, provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee’s business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor’s expense or to terminate this Lease because of Lessor’s failure to keep the Premises in good order, condition and repair.

7.2 Lessee’s Obligations.

(a) Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above than Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee’s responsibility hereunder.

(b) On the day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear expected, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee’s trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the airlines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

7.3 Alterations and Additions.

(a) Lessee shall not, without Lessor’s prior written consent make any alterations, improvements, additions. Utility installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term “Utility Installation” shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee’s expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee’s sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic’s and materialmen’s liens and to insure completion of the work.

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Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

(b) Any alterations, improvements, additions or Utility Installations In or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee’s making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

(c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises, the Building or the Office Building Project, or any interest therein.

(d) Lessee shall give Lessor not less than ten (10) days’ notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Buildings as provided by law. If Lessee shall in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor’s reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor’s best interest so to do.

(e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee’s personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

(f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee’s use of the Premises.

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**	2,000,000 per occurrence.

8. Insurance; Indemnity.

8.1 Liability Insurance - Lessee. Lessee shall, at Lessee’s expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing and Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than [REMOVED] per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

8.3 Property insurance - Lessee. Lessee shall, at Lessee’s expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee’s personal property, fixtures, equipment and tenant improvements.

8.4 Property insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project Improvements, but not Lessee’s personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premise shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what is was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor’s insurance a carrier as being caused by the nature of Lessee’s occupancy or any act or omission of Lessee.

8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relive the other, and waive their entire right of recovering against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or Invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

8.7 Indemnity. Lessee shall indemnity and hold harmless Lessor and its agents. Lessor’s master or proud lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee’s use of the Office Building Project, or from the conduct of Lessee’s business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnity and hold harmless Lessor from and against any and all claims costs and expenses arising from any breach or default in the performance of any obligation on Lessee’s part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee’s agents, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee’s business of any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee’s employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee’s employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or

No security is provided or implied by Landlord. Lessee, may, with Landlord approval, provide its own security equipment for the premises at its sole cost.

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from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee’s property or obligations under this Lease.

9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Damage” shall mean if the Premises are damaged or destroyed to any extent.

(b) “Premises Building Partial Damage” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

(c) “Premises Building Total Destruction” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

(d) “Office Building Project Buildings” shall mean all of the buildings on the Office Building Project site.

(e) “Office Building Project Buildings Total Destruction” shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

(f) “Insured Loss” shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

(g) “Replacement Cost” shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee’s expense.

9.2 Premises Damage; Premises Building Partial Damage.

(a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible end to the extent the required materials and labor are readily available through usual commercial channels, at Lessor’s expense, repair such damage (but not Lessee’s fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

(b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor’s option either (i) repair such damage as soon as reasonably possible at Lessor’s expense. In which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor’s intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor’s option either (i) repair such damage or destruction as soon as reasonably possible at Lessor’s expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee’s fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor’s intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4 Damage Near End of Term.

(a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor’s election to do so within 30 days after the date of occurrence of such damage.

(b) Notwithstanding paragraph 9.4(a). In the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duty exercises such option during said twenty (20) day period, Lessor shall, at Lessor’s expense, repair such damage, but not Lessee’s fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor’s option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor’s election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5 Abatement of Rent; Lessee’s Remedies.

(a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee’s Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee’s business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee’s option cancel and terminate this Lease by giving Lessor written notice of Lessee’s election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

(c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

9.6 Termination – Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s security deposit as has not theretofore been applied by Lessor.

9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee’s Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee’s request.

10.3 Definition of “Real Property Tax”. As used herein, the term “real property tax” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, end any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any

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city, county,state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor’s right to rent or other income therefrom, and as against Lessor’s business of leasing the Office Building Project. The term “real property tax” shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of “real property tax”, or (ii) the nature of which was hereinbefore included within the definition of “real property tax”, or (iii) which is imposed for a service or right not charged prior to June 1, 1978 or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modification or changes hereto, or any transfers hereof.

10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee’s portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

10.5 Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

(b) If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

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11. Utilities.

11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, ~~and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines~~, water for reasonable and normal drinking and lavatory use, and replacement light ~~bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.~~ *Janitorial Services

11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building. *Janitorial Services shall be at a level class A office.

11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee’s expense supplemental equipment and/or separate matering applicable to Lessee’s excess usage or loading.

11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

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12. Assignment and Subletting.

~~12.1 Lessor’s Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee’s Interest in the Lease or in the Premises, without Lessor’s prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. “Transfer” within the meaning of this paragraph 12 shall include the transfers aggregating: (a) if Lessee is a corporation more than twenty-five percent (25%) of the voting elect of such corporation; or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and less participation in such partnership.~~

12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor’s consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as “Lessee Affiliate”; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such Assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, no assignment or subletting shall release Lessee of Lessee’s obligation hereunder or alter primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee’s Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

(b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

(c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

(d) If Lessee’s obligation under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor’s consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

(e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublesase or any amendments or modification thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

(f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

(g) Lessor’s written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exist under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

(h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor’s election, render Lessor’s said consent null and void.

12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor’s consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee’s obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee’s obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure to Lessee to perform and comply with any of Lessee’s obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default

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exists the performance of Lessee’s obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to relay upon any such statement and request from Lessor, and that sublessee shall pay such rents to Lessor without an obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by sublessee to Lessor.

(b) No sublease entered into by Lessee shall be effective unless end till it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor’s prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

(c) In the event Lesse shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however. Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublesse. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, end the sublesse shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.5 Lessor’s Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor’s reasonable costs and expenses incurred in connection therewith, including attorneys’, Architects’, engineers’ or other consultants’ fees.

12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor’s determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusive or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13. Default; Remedies.

13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

(a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

(b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(a) (insolvency), 13.1(f) (false statement), 16(a) (estoppal certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

(c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

(d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee’s noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statues.

(e) (I) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (II) Lessee becoming a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days: (III) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premise or of Lessee’s Interest in this Lease, where possessions is not restored to Lessee within (30) days; or (IV) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within (30) days. In the event that any provision of this paragraph 13.1(a) is contrary to any applicable law, such provision shall be of no force or effect.

(f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee’s obligation hereunder, was materially false.

13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, In which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and any real estate commission actually paid; worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable of the unexpired term of this Lease.

(b) Maintain Lessee’s right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Lessor under the Laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3 Default by Lessor. Lessor shall not be in default unless fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and not to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are required to performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee’s Share of Operating Expenses Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense increase, or any other sum due from Lessee shall not be received by Lessor or Lessor’s designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part taken as of the date of condemning authority takes title or possession, whichever first occurs; provided that is so much of the Premises or the Office Building Project are taken by

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such condemnation as would substantially and adversely affect the operation and profitability of Lessee’s business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the data the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee’s Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises of the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee’s trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lessee excluding any options. In the event that this Lessee is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker’s Fee.

(a) The brokers involved in this transaction are Owner (Selvin Properties) as “listing broker” and Nevin T. Spieker, CM Realty as “cooperating broker,” licensed real estate broker(s). A “cooperating broker” is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designated in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ Three percent (3%) of the total base, rental for thirty-six (36) mths,  1/2 payable on execution of Lease*. for brokerage services rendered by said broker(s) to Lessor in this transaction for brokerage services rendered by said broker(s) to Lessor in this transaction.

(b) Lessor further agrees that (i) if Lessee exercises any Option, as defined paragraph 39.1 of this Lease, which is granted to Lessee under this Lesse, or any subsequently granted option which is substantially similar to an Option granted to Lesse under this Lease, or (ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increase, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time of such increased rental is determined.

(c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor’s interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor’s obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor, provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

(d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(e), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder’s fee in connection with said transaction and Lessee and Lessor do each hereby indemnity and hold the other harmless from and against any costs, expenses, attorneys’ fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. Estoppel Certificate.

(a) Each party (as “responding party”) shall at any time upon not less than ten (10) days’ prior written notice from the other party (“requesting party”) execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance. If any, and (ii) acknowledging that there are not, to the responding party’s knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Office Building Project or of the business of Lessee.

(b) At the requesting party’s option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party’s performance, and (iii) if Lessor is the requesting party, not more than one month’s rent has been paid in advance.

(c) If Lessor desires to finance, refianance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years’ financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor’s Liability. The term “Lessor” as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee’s interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event or any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee’s Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mention herein. No

* and 1/2 paid upon Lease Commencement.

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prior, contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice of purposes except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breech by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor’s consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Leasee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provision of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assign. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. Subordination.

(a) This Lease, and any Option or right of first refusal granted hereby, at Lessor’s option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee’s right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Option shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee’s failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor’s option, Lessor shall execute such documents on behalf of Lessee as Lessee’s attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee’s attorney-in-fact and in Lessee’s name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorneys’ Fees.

31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or decide rights hereunder, the prevailing party in any such action, trial, or appeal thereon, shall be entitled to his reasonable attorneys’ fees to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

31.2 The attorneys’ fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred in good faith.

31.3 Lessor shall be entitled to reasonable attorneys’ fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. Lessor’s Access.

32.1 Lessor and Lessor’s agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse affect to Lessee’s use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary “For Sale” signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary “For Lease” signs.

32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee’s property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor’s prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor’s prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

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35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. Options.

39. 1 Definition. As used in this paragraph the word “Option” has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of paragraph 39.4(a).

(c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1 (d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. Security Measures-Lessor’s Reservations.

40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee’s agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor’s sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

40.2 Lessor shall have the following rights:

(a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice:

(b) To, at Lessee’s expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

(c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

(d) To place such sighs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

40.3 Lessee shall not:

(a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee’s business;

(b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. Easements.

41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Leasee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

41.2 The obstruction of Lessee’s view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

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44. Conflict. Any conflict between the printed provisions, Exhibits or Addends of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Lessor or Lessor’s agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

Exhibit A – Floor Plan	Exhibit E – MCSi Letter dated 12/22/00

Exhibit B – Rules and Regulations	Exhibit F – Rent & Lease Commencement Addendum

Exhibit C – Tenant Improvements

Exhibit D – Occupancy

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

	LESSOR		LESSEE
	H & G Selvin Properties, LTD., L.P.		T Com Communciations, Inc.

By	/s/ Harry Selvin	By	/s/ Tim Semones
	Harry Selvin		Tim Semones
Its	General Partner	Its	Chief Financial Officer
By		By
Its		Its

Executed at	2393 Townsgate Rd., Suite 200	Executed at
on	Westlake Village, CA 91361	On	12/23/00
Address	(805) 497-8558	Address

NOTE:	These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

		Initials:	[INITIALS]
©1984 – American Industrial Real Estate Association	FULL SERVICE-GROSS		[INITIALS]
REVISED
	Page 11 of 11	Form OFG-0/6/84E

STANDARD OFFICE LEASE

FLOOR PLAN

STANDARD OFFICE LEASE
FLOOR PLAN

New Wall

EXHIBIT A

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©1984 - American Industrial Real Estate Association

FULL SERVICE-GROSS
REVISED
Page 1 of 1

RULES AND REGULATIONS FOR

STANDARD OFFICE LEASE

Dated: December 20, 2000

By and Between Selvin Properties and T Com Communications, Inc.

GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for some.

5. Lessee shall not make, suffer or permit littler except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolts.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor’s knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of              P.M. and              A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15. No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non- smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor’s written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

PARKING RULES

1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called “Permitted Size Vehicles.” Vehicles other than Permitted Size Vehicles are herein referred to as “Oversize Vehicles.”

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee’s employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder’s parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licenses may establish at rates generally applicable to visitor parking.

9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

EXHIBIT B
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©1984 – American Industrial Real Estate Association	FULL SERVICE-GROSS		[INITIALS]
REVISED
	Page 1 of 1	Form OFG-0/6/84E

Lease Addendum

This LEASE ADDENDUM (“Addendum”) is made to the certain Standard Office Lease-Gross dated as of December 20, 2000, Exhibits and Inserts (“Lease”) to which this Addendum is attached and made a part thereof, by and between H & G SELVIN PROPERTIES, LTD., L.P., (Lessor) and TERACOM (Lessee).

1.	Section 4.2 Operating Expense Increase. The following language is inserted as Section 4.2 (h)

(h)	Notwithstanding anything to the contrary in this Lease, Operating Expenses shall not include the following:
1.	fees, commissions, advertising costs or related expenses in connection with the leasing of the Office Building Project;
2.	capital repairs, alterations, additions, improvements or replacements connected with corrections to any defect in the Office Building Project;
3.	damage or repairs covered under any insurance policy carried by Lessor and under which insurance proceeds are actually received in connection with the Office Building Project;
4.	expenses for repair of replacement paid by condemnation awards;
5.	damage or repairs to the Office Building Project due to the negligence or willful misconduct of Lessor or Lessor’s employees, agents, contractors or invitees; (the term contractors shall not include other tenants).
6.	increases in insurance premiums over those in effect on the Commencement Date due to another lessee’s type of use in the office Building Project;
7.	reserves for repair, replacement or improvement of the Office Building Project;
8.	executive salaries or salaries of service personnel to the extent that such personnel are not engaged in the management, operation, repair or maintenance of the Office Building Project or common Areas;
9.	charitable or political contributions or fees paid to trade associates;
10.	lessor’s general overhead expenses not related to the Office Building Project;
11.	principal, interest, loan fees, and other carrying costs related to my ground lease, mortgage or deed to trust encumbering the Office Building Project;
12.	legal fees, accountant fees and other expenses incurred in disputes with other lessees or occupants of the Office Building Project;
13.	tenant improvement costs for lessees or other occupants of vacant space in the Office Building Project;
14.	any costs, fines, or penalties incurred due to violations by Lessor of any governmental rule of authority, this Lease or any other lease in the Office Building Project, or due to Lessor’s negligence or willful misconduct;
15.	payments for rented equipment, the cost of which equipment would be a capital expenditure if such equipment were purchased by Lessor;
16.	services or installations furnished to any Lessee in the Office building Project which are not furnished to more than one Lessee in the Office Building Project;
17.	the costs of repairs and/or replacements of the roof, foundation, and structural supports of the Premises unless such costs are amortized over the useful life of the item; and
18.	costs of acquisition of sculpture or other objects of art for the Office Building Project.”

2.	Section 6.2 Compliance with Law The following language is inserted as Section 6.2 (c):

(c)	Notwithstanding Section 6.2 (o), Lessee’s responsibilities under this paragraph 6.2 shall not extend to or cover the structural elements of the building, which shall be Lessor’s sole responsibility.”

Init. [INITIALS]                        Init. [INITIALS]

3.	Section 10.3 Definition of “Real Property Tax” The following language is inserted as Section 10.3 (a):

(a)	Notwithstanding the foregoing provisions of this Section 10.3 to the contrary, “Real Property Taxes” shall not include a) Lessor’s federal or state income, franchise, inheritance or estate taxes; b) any taxes on Lessor’s personal property not located in or on the Office Building Project; c) any environmental assessments, charges or liens arising from the remediation of hazardous materials from the Office Project which arose prior to the commencement of the Lease, or to the extent caused by Lessor, its agents, employees or contractors.

4.	Section 12.1 Lessor’s Consent Required. Section 12.1 is deleted in its entirety and replaced with the following:

12.1	Lessor’s Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of “Lessee” interest in the Lease or in the premises, without Lessor’s prior written consent, which Lessor shall not unreasonably withhold, Lessor shall respond to lessee’s request for consent hereunder within ten (10) days and any failure to respond shall be deemed an approval of the assignment, transfer, mortgage, encumbrance or subletting.”

5.	Section 12.2 Lessee Affiliate. The following language is inserted as Section 12.2 (a):

(a)	Notwithstanding anything to the contrary set forth in the Section 12, a public offering of Lessee’s stock shall not require Lessor’s prior consent in which no one person or entity acquires 25% or more of the voting stock of Lessee.

6.	Section 30 Subordination. The following language in inserted as Section 30 (c):

(c)	Notwithstanding anything in this Section, Lessee shall not be required to execute an attornment or subordination unless the party requesting the attornment or subordination delivers to Lessee a notarized nondisturbance agreement in writing stating that so long as Lessee is not in default under any of the terms, covenants, conditions, or agreements of this Lease, this Lease and all of the terms, provisions, and conditions of this Lease, shall remain in full force and effect, and neither this Lease, nor Lessee’s rights nor Lessee’s possession of the Premises will be disturbed during the Term of this Lease.”

LESSOR	LESSEE

H & G Selvin Properties, LTD, L.P.	TeraCom

By: /s/ Harry Selvin	By: /s/ Tim Semones

Name: Harry Selvin	Name: Tim Semones

Its: G.P.	Its: Chief Financial Officer

T Com Communications, Inc.

2393 Townsgate

Westlake Village CA

Tenant Improvements:

Lessor agrees to build walls, install doors, and install ESD Floor Tile in Suite 104 as indicated on Exhibit A.

Init. [INITIALS]

Init. [INITIALS]

EXHIBIT C

T Com Communications, Inc.

2393 Townsgate

Westlake Village CA

Occupancy—Right to Terminate

1.	Should Tenant not be able to occupy Suite 104 by February 1, 2001, Tenant shall have the right to terminate the Lease.

2.	Landlord shall have sixty (60) days to complete the Tenant Improvements as described in Schedule C in Suite 104. If said improvements are not completed, Tenant shall have the right to terminate this Lease.

Init. [INITIALS]

Init. [INITIALS]

EXHIBIT D

- draft -

waiting dollar confirmation

December 22, 2000

Mr. Harry Selvin

Selvin Properties

2393 Townsgate Rd., Suite 200

Westlake Village, CA 91361

Re: Occupancy of Intellisys Group at

2393 Townsgate Rd., Suites 101 & 104

Dear Mr. Selvin:

As confirmation of our telephone conversation yesterday, it is the desire of MCSi, Inc. upon the closing of the purchase of Intellisys Group Assets out of bankruptcy (anticipated before year end) to remain in the building through January 31, 2001. Further, we will vacate and make available suite 104 by December 31, 2000 to allow for a new tenant to move in. Suite 101 will remain occupied to no later than January 31, 2001 at a reduced rental amount of $            , confirmed by you today.

Please be aware that the office furniture/cubicles in suite 104 will remain and are not forfeit as they are included in the asset purchase. Additionally, the computer equipment in suite 104 will remain there and available to persons in suite 101 through January 31, 2001.

We appreciate your willingness to work with us on this one month extended stay. Should you have any questions, please give me a call.

Thank you for your time and consideration.

Sincerely,

/s/ Alica R. Cramer

Alica R. Cramer

MCSi, Inc.—Corporate Finance, Real Estate

Init. [INITIALS]

4750 Hempstead Station Drive — Dayton, OH 45429

Phone: 937-291-8282 — Fax: 937-291-8288

www.mcsinet.com

Init. [INITIALS]

EXHIBIT E

Rent & Lease Commencement Addendum

1.	As of January 1, 2001 Tenant shall be provided occupancy of a portion of Premises, commonly known as suite 104 (“Early Occupancy Period”). During such Early Occupancy Period, Tenant shall pay $5,296.20 for the 2522 Rentable square feet of the Premises which they occupy.

2.	On February 1, 2001 following vacation of suite 101 by existing tenant, as referenced in Exhibit E, Tenant shall relocate to suite 101 from 104 making suite 104 available for Tenant Improvements referenced in Exhibit C. Following relocation to suite 101, within the Early Occupancy Period, Tenant shall pay Base Rent $12,331.20 on the 5872 square feet which they occupy.

3.	The Lease shall commence on:

a.	Landlord’s delivery of the Premises to Tenant with all improvements required to be constructed by Landlord completed and in compliance with all laws and free of defects in workmanship and materials.

4.	Following Lease Commencement referenced above, Tenant shall be responsible for paying Base Rent on the entire 8,394 Rentable square feet of Premises commonly known as suites 101 & 104, the first two months of which will be pre-paid upon Lease execution.

EXHIBIT F

Initials: [INITIALS]

Initials: [INITIALS]

March 27, 2001

Tim Semones

Inphi, Inc.

2393 Townsgate Rd., Suite 101

Westlake Village, CA 91361

RE:	Rent and Lease Commencement

This letter is to confirm the rent and lease commencement dates for your suites 101 & 104. Per Rent & Lease commencement addendum dated December 20, 2000; Landlord delivered the completed premises to you on or about March 21, 2001.

Per our discussion, your lease will commence April 1, 2001 and will expire on March 31, 2004. You have agreed to pay April 2001 rent in full and we will apply your prepaid rent to May and June 2001 respectively.

Thank you,

SELVIN PROPERTIES

/s/ Harry Selvin

Harry Selvin

2393 Townsgate Road; Suite 200 — Westlake Village, CA 91361 — Tel (805) 497-8558 — Fax (805) 497-8858

ADDENDUM #2 TO LEASE

This Addendum #2 to Lease (hereinafter referred to as “Addendum #2”) dated December 20, 2000 is made on this 25th day of February 2003, by and between Inphi Corporation (previously T Com Communications, Inc.), Lessee, and H & G Selvin Properties, LTD., L.P., Lessor, who agree as follows:

RECITALS

A. This Addendum #2 shall constitute an Addendum to that certain Lease between Lessor and Lessee dated December 20, 2000 for the premises commonly known as 2393 Townsgate Rd., Suites 101, 104, Westlake Village, California 91361 (the “Premises”).

NOW, THEREFORE, in consideration of the foregoing and mutual agreement of the parties hereto to the terms, covenants and conditions hereinafter contained, the parties agree as follows:

1.	The term of the current lease will be extended an additional nine (9) months, beginning April 1, 2004 and expiring December 31, 2004.

2.	The rent shell increase by 3% on January 1, 2004, and annually each anniversary thereafter for the remainder of the lease term and any option periods.

3.	Beginning April 1, 2003, Suite 100 (3632 sq. ft.) will be added to the original lease, dated December 20, 2000. The base rent for Suites 100, 101, & 104 will be $24,275.00 per month.

4.	Tenant will have three (3) one (1) year options to renew in one year increments following the December 31, 2004 expiration date. Each option to renew term will be exercised by written notice to H & G Selvin Properties, LTD., L.P., nine (9) months prior to expiration of the current term. Base Rent for the option periods is addressed in Paragraph 2.

5.	All other terms, covenants, and conditions of the Lease dated December 20, 2000 will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into this Addendum #2 as of the day and year written below.

LESSOR	LESSEE

SELVIN PROPERTIES	Inphi Corporation
Harry Selvin	Tim Semones

BY: /s/ Harry Selvin	BY: /s/ Tim Semones
Harry Selvin, Owner	Tim Semones, Chief Financial Officer

DATE: 3/5/03	DATE: 3-4-03

To:	Tim Semones, CFO Inphi Corporation

From:	Selvin Properties

Re:	Master Lease Agreement dated December 20th, 2000 by and between Inphi Corporation and Selvin Properties (“Agreement”)

Date:	April 24, 2003

This letter is to confirm our understanding as it relates to the above referenced Agreement. Selvin agrees that Inphi may sublease its Premises, without the prior written consent of Selvin, so long as its uses with its Sublessees the Sublease agreement in substantially the same form as attached hereto.

Signed By:	/s/ Stacy Selvin

Title:	Property Manager 4/29/03

Selvin Properties

Executive Suite Sublease

STANDARD SUBLEASE

1. Parties. This Sublease, dated, for reference purposes only, April 1, 2002 is made by and between Inphi Corporation (“Sublessor”) and TBD (“Sublessee”).

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 2393 Townsgate Road (as outlined in Exhibit A), Westlake Village CA 91361 located in the County of Ventura, State of California and generally described as (describe briefly the nature of the property) Two (2) story general office building. (“Premises”).

3. Term.

3.1 Term. The term of this Sublease shall be on a month to month basis commencing on April 1, 2003.

4. Rent.

4.1 Base Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $TBD in advance, on the first (1) day of each month of the term hereof. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

4.2 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent (“Rent”). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $TBD or N/A as security for Sublessee’s faithful performance of Sublessee’s obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee’s default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee’s failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee’s obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to Sublessee (or at Sublessor’s option, to the last assignee, if any, of Sublessee’s interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. Use.

6.1 Agreed Use. The Premises shall be used and occupied only for general office and for no other purpose.

6.2 Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances (“Applicable Requirements”) in effect when constructed or installed. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Sublessor’s expense. If Sublessee does not give Sublessor written notice of a non-compliance with this warranty within 30 days following the commencement date, correction of that non-compliance shall be the obligation of Sublessee at its sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building (“Capital Expenditure”), Sublessor and Sublessee shall allocate the cost of such work as follows:

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©1997 - American Industrial Real Estate Association	FORM SBL-1-3/97

(a) If such Capital Expenditures are required as a result of the specific and unique use of the Premises by Sublessee as compared with uses by tenants in general, Sublessee shall be fully responsible for the cost thereof, or Sublessor may elect to terminate the sublease. If the Parties mutually agree upon termination, Sublessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Sublessor written notice specifying a termination date at least ninety days thereafter. Such termination date shall, however, in no event be earlier then the last day that Sublessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Sublessee (such as governmentally mandated seismic modifications, then Sublessor shall pay for said Capital Expenditure and the cost thereof shall be prorated between the Sublessor and Sublessee and Sublessee shall only be obligated to pay, each month during the remainder of the term of this Sublease, on the date on which Rent is due, an amount equal to the product of multiplying the cost of such Capital Expenditure by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Sublessor’s accountant), with Sublessee reserving the right to prepay its obligation at any time. Provided, however, that if such Capital Expenditure is required during the last two years of this Sublease or if Sublessor reasonably determines that it is not economically feasible to pay its share thereof, Sublessor shall have the option to terminate this Sublease upon ninety days prior written notice to Sublessee unless Sublessee notifies Sublessor, in writing, within ten days after receipt of Sublessor’s termination notice that Sublessee will pay for such Capital Expenditure. If Sublessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Sublessee may advance such funds and deduct same, with interest, from Rent until Sublessor’s share of such costs have been fully paid. If Sublessee is unable to finance Sublessor’s share, or if the balance of the Rent due and payable for the remainder of this Sublease is not sufficient to fully reimburse Sublessee on an offset basis, Sublessee shall have the right to terminate this Sublease upon ten days written notice to Sublessor.

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non- voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Sublessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Sublessee shall be fully responsible for the cost thereof, and Sublessee shall not have any right to terminate this Sublease.

6.3 Acceptance of Premises and Lessee. Sublessee acknowledges that:

(a) it has been advised by Sublessor to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee’s intended use,

(b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefore as the same relate to its occupancy of the Premises, and

(c) neither Sublessor, Sublessor’s agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

7. Master Lease

7.1 Sublessor is the lessee of the Premises by virtue of a lease agreement with Selvin Properties dated December 20, 2000, hereinafter the “Master Lease”, wherein Selvin Properties is the lessor, hereinafter the “Master Lessor”.

7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word “Lessor” is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word “Lessee” is used it shall be deemed to mean the Sublessee herein.

7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraph which are excluded therefrom:

7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the “Sublessee’s Assumed Obligations”. The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the “Sublessor’s Remaining Obligations”.

7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee’s failure to comply with or perform Sublessee’s Assumed Obligations.

7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor’s Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor’s failure to comply with or perform Sublessor’s Remaining Obligations.

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©1997 - American Industrial Real Estate Association	FORM SBL-1-3/97

7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8. Assignment of Sublease and Default.

8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor’s interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor’s Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor’s Remaining Obligations.

8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor’s obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exist and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

8.4 No material changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. Attorney’s Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney’s fees to be paid by the losing party as fixed by the Court.

10. Additional Provisions.

a. Termination of lease requires a sixty (60) day written notice by either party.

b. Sublessee will not have more than two workstations in any office in Premises. Premises will not be altered without prior written consent of Sublessor.

c. A receptionist will not be included.

d. By executing this Sublease, Sublessee agrees to abide by the “Executive Suites Rules & Regulations” attached as Exhibit B.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1K ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE’S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

Executed at: 2393 Townsgate Road, Suite 100	Tim D. Semones

on: April 1, 2003	By

Address: 2393 Townsgate Road, Suite 100	By
“Sublessor” (Corporate Seal)

Executed at:	By

on:	By

Address:	“Sublessee” (Corporate Seal)

Initials:	Initials:

©1997 - American Industrial Real Estate Association	FORM SBL-1-3/97

March 30, 2004

Tim Semones

Inphi Corporation

2393 Townsgate Rd., #101

Westlake Village CA 91361

Re: Lease Option

Dear Tenant:

Per your lease dated December 20, 2000, and Addendum #2, the first of three (3) one (1) year lease options is available and must be exercised in writing, nine (9) months prior to the expiration of the current lease term, December 31, 2004.

As a courtesy to you, you may exercise this option by signing below and returning this original letter to the management office as soon as possible. All the terms and conditions of your original lease will remain in effect. The new expiration date will be December 31, 2005, and the next rental increase will occur on January 1, 2005.

If you have any questions, please give me a call at the office, 497-8558.

Sincerely,

SELVIN PROPERTIES

/s/ Lori Stokx

Lori Stokx

Property Manager

Per the terms and conditions of the lease dated 12/20/2000 for the premises commonly known as 2393 Townsgate Rd., #101,100, 104 the first one (1) year option as described in Section 4, of Addendum #2 is hereby exercised.

AGREED AND ACCEPTED

/s/ A. Maxfield

A. Maxfield, VP Operations.

6/1/04
Date

2393 Townsgate Road, Suite 200 — Westlake Village, CA 91361 — Tel (805) 497-8558 — Fax (805) 497-8858

May 16, 2005

Inphi Corporation

2393 Townsgate Rd., #101

Westlake Village CA 91361

Re: Lease Option

Dear Tenant:

Per your lease dated December 20, 2000, and Addendum #2, the second of three (3) one (1) year lease options is available and must be exercised in writing, nine (9) months prior to the expiration of the current lease term, December 31, 2005.

As a courtesy to you, you may exercise this option by signing below and returning this original letter to the management office as soon as possible. All the terms and conditions of your original lease will remain in effect. The new expiration date will be December 31, 2006, and the next rental increase will occur on January 1, 2006.

If you have any questions, please give me a call at the office, 497-8558.

Sincerely,

SELVIN PROPERTIES

/s/ Lori Stokx

Lori Stokx

Property Manager

Per the terms and conditions of the lease dated 12/20/2000 for the premises commonly known as 2393 Townsgate Rd., #101, 100, 104 the second one (1) year option as described in Section 4, of Addendum #2 is hereby exercised.

AGREED AND ACCEPTED

/s/ A. Maxfield

5/18/05
Date

2393 Townsgate Road, Suite 200 — Westlake Village, CA 91361 — Tel (805) 497-8558 — Fax (805) 497-8858

THIRD LEASE AMENDMENT

THIS THIRD LEASE AMENDMENT made as of this 30 day of June 2006 (“Effective Date”), by and between H & G Selvin Properties, LTD., L.P. (hereinafter referred to as “Landlord”), and Inphi Corporation (hereinafter referred to as “Tenant”):

WITNESSETH:

WHEREAS, by written Standard Office Lease—Gross dated December 20, 2000, Landlord leased unto T Com Communications, Inc., the predecessor-in-interest of Tenant, for a period of approximately three (3) years, certain premises designated as Suite Numbers 101 and 104 in the building commonly known as 2393 Townsgate Road, Westlake Village, County of Ventura, California, as in said Lease more particularly described;

WHEREAS, by written undated Lease Addendum and by written Addendum #2 to Lease dated March 5, 2003, Landlord and Tenant amended and supplemented the aforedescribed Lease (the Standard Office Lease—Gross and the Lease Addendum and Addendum to Lease hereafter collectively referred to as the “Lease”). Pursuant to Addendum #2 to Lease Suite Number 100 was added to the Premises so that prior to the date of this Third Lease Amendment, the Premises consist of Suite Numbers 100, 101 and 104; and

WHEREAS, Landlord and Tenant now desire to amend and modify the Lease in certain respects,

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Lease amended and modified hereby and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by the parties, it is hereby mutually agreed as follows:

1. Notwithstanding any provisions contained in the Lease to the contrary, said Lease Term is hereby extended for a period of four (4) years commencing upon January 1, 2007 and ending on December 31, 2010 (hereinafter referred to as the “Extended Lease Term”). Further all terms, covenants and conditions applicable to the Lease Term will be equally applicable to the Extended Lease Term except as hereinafter modified. The phrase “Lease Term” wherever it appears in the Lease shall be deemed to include the original Lease Term and the Extended Lease Term.

2. Section 1.2 of the Lease shall be amended by adding the following language to that Section: “On November 1, 2006, Tenant shall lease from Landlord and the same shall from that date until the expiration or earlier termination of the term of the Lease (including the Extended Lease Term) shall be considered as part of the Premises, Suite Number 202 which Suite consists of approximately 6,675 square feet.”

3. Section 1.5 of the Lease shall be amended in part by adding the following language to that Section: “Commencing on January 1, 2007, the Base Rent applicable to Suite Numbers 100, 101 and 104 shall be $27,127.04 per month, payable on the first day of each month throughout the Extended Term. The Base Rent applicable to Suite 202 shall be $15,056.79, but Tenant shall not be required to pay the Base Rent applicable to Suite 202 between the dates of November 1, 2006 and March 15, 2007. The Base Rent payable for the remainder of March 2007 shall be $7,528.39 and the Tenant shall begin paying the full Base Rent for Suite Number 202 on April 1, 2007.”

4. Section 1.6 of the Lease shall be amended in part by adding the following language to that Section: “Beginning on January 1, 2008 and annually on January 1 of each succeeding year of the Extended Lease Term, the Base Rent for Suite Numbers 100, 101, 104 and 202 shall be increased by 3% of the Base Rent payable by Tenant for the preceding year with respect to Suite Numbers 100, 101 and 104, on the one hand, and with respect to Suite Number 202 on the other hand. The increased Base Rent shall be paid by Tenant to Landlord until the next increase of Base Rent occurs under this Section 1.6.”

5. Section 4 of the Lease is amended in part by adding the following language to that Section: “The Base Year for determination of the Operating Expense Increase payable with respect to Suite Number 202 shall be 2007 and the first Comparison Year shall be 2008.”

6. Section 39.5 is hereby added to the Lease and shall read as follows: “Tenant shall have the option to extend the Term of this Lease for the Premises for one period of four years, which period shall begin, if at all, on January 1, 2011 and shall end on December 31, 2014 (hereinafter referred to as the “Option Term”), upon prior written notice given to Landlord at least 180 days prior to the expiration of the Extended Lease Term (that is, prior to April 1, 2010). The Base Rent for the Premises shall be the Base Rent payable by Tenant for the last year of the Extended Lease Term but increased by 3%, and Base Rent payable during the Option Term shall continue to be increased by 3% of the Base Rent payable by Tenant for the preceding year for the Premises throughout the Option Term.”

7. Section 50 is hereby added to the Lease and shall read as follows: “Beginning on November 1, 2006, Landlord, at its sole cost and expense; shall make the following alterations, additions and improvements to Suite Number 202:

a. Construct 12 additional individual offices with an open area in Suite Number 202 for laboratory use. The quality of construction shall be comparable to that of the offices located on the first floor portion of the Premises. Landlord agrees to consult with Tenant regarding the design of the offices to be constructed by it, but each office shall have a standard door with a height of 6’8”. Tenant will provide to Landlord “rough” plans and specifications for the work to be performed by Landlord pursuant to this Section 50 within 14 days of the Effective Date.

b. Paint and install new carpet throughout Suite Number 202. The Landlord and the Tenant shall agree upon paint color and color and design of carpet, both of which are to be comparable to that in the offices on the first floor portion of the Premises.

c. Ensure that the electrical power service to Suite Number 202 is adequate to meet Tenant’s reasonable needs, and if Landlord determines that the electrical service is not adequate to so meet Tenant’s reasonable needs, then Landlord shall bring additional electrical power service to Suite Number 202 so as to meet Tenant’s said needs.

d. Landlord shall complete the work described in this Section 50 not later than January 31, 2007.

8. Section 51 is hereby added to the Lease and shall read as follows: “If permitted by the City, Landlord, at its sole cost and expense, shall construct two doors across the common hallway, one at each end of the first floor portion of the Premises, so as to isolate the first floor portion of the Premises from the rest of the building in which the Premises is located. The precise locations of the doors will be determined by the agreement of Landlord and Tenant. The doors shall have keyless entry locks and, if approved by the City, Landlord shall complete the installation of the doors not later than March 1, 2007. As partial consideration for the installation of the doors, Tenant shall permit Landlord or any agent, employee or contractor employed by Landlord to enter the first floor portion of the Premises in order to inspect and service the electrical panel for the building in which the Premises is located since the panel will be located in the portion of the first floor isolated by the doors.”

9. Section 51 is hereby added to the Lease and shall read as follows: “Tenant, at its sole cost and expense, shall have the right to place a sign depicting only its name, acceptable in all respects to Landlord and the appropriate governing authorities, upon the current concrete address block outside the building in which the Premises are located. Landlord shall have the right to recommend a fabricator and installer for Tenant’s use in manufacturing the sign and placing it on the address block. Upon Tenant’s vacation of the Premises, whether due to the expiration of the Term of the Lease or otherwise, Tenant, upon demand by Landlord, shall pay all costs incurred by Landlord in order to remove the sign and repair the address block to a condition acceptable to Landlord.”

10. Except as herein modified, all of the other terms, covenants and conditions of the Lease shall remain in full force and effect.

11. This Third Lease Amendment shall bind and inure to the benefit of not only the parties hereto, but also their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Third Lease Amendment the day and year first above written.

H & G Selvin Properties, LTD., L.P.

By: /s/ Harry Selvin 7/18/06
Name: Date
Title:

Inphi Corporation

By: /s/ [Illegible]
Name: Date June 30 2006
Title: President & CEO

By:
Name: Date
Title: